REVOCABLE PROXY
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MB BANCORP, INC.

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April 19, 2016
Dear Shareholder:
We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of MB Bancorp, Inc. (the “Company”) to be held at the main office of Madison Bank of Maryland located at 1920 Rock Spring Road, Forest Hill, Maryland, on Tuesday, May 24, 2016, at 12:00 p.m., local time.
The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Madison Bank of Maryland, the Company’s wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the shareholders may have.
ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.
On behalf of the Board of Directors and all of the employees of MB Bancorp, Inc. and Madison Bank of Maryland, I wish to thank you for your continued support.
Sincerely,
Julia A. Newton
President and Chief Executive Officer

MB Bancorp, Inc.
1920 Rock Spring Road
Forest Hill, Maryland 21050
(410) 420-9600

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 p.m. on Tuesday, May 24, 2016
PLACE	Madison Bank of Maryland 1920 Rock Spring Road Forest Hill, Maryland 21050
ITEMS OF BUSINESS	(1) To elect three directors to serve for terms of three years and one director to serve for a term of two years;
(2) To approve the MB Bancorp, Inc. 2016 Equity Incentive Plan;
(3) To ratify the selection of Stegman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
(4) To vote on a non-binding resolution to approve the compensation of the named executive officers; and
(5) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.
RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 8, 2016.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or the voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
Kimberly L. Ende Corporate Secretary
Forest Hill, Maryland
April 19, 2016
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting
to be held on May 24, 2016.
The proxy statement, proxy card and annual report to shareholders are available on the Internet at www.edocumentview.com/mbcq.

PROXY STATEMENT

GENERAL INFORMATION
We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of MB Bancorp, Inc. for the 2016 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to MB Bancorp, Inc. as “MB Bancorp,” the “Company,” “we,” “our” or “us.” MB Bancorp is the holding company for Madison Bank of Maryland. In this proxy statement, we may also refer to Madison Bank of Maryland as the “Bank.”
We are holding the 2016 Annual Meeting of Shareholders at the main office of Madison Bank of Maryland located at 1920 Rock Spring Road, Forest Hill, Maryland, on Tuesday, May 24, 2016 at 12:00 p.m., local time.
We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 19, 2016.
INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
You are entitled to vote the shares of MB Bancorp common stock that you owned as of the close of business on April 8, 2016. As of the close of business on April 8, 2016, a total of 1,999,000 shares of MB Bancorp common stock were outstanding. Each share of common stock has one vote.
The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.
Ownership of Shares; Attending the Meeting
You may own shares of MB Bancorp in one of the following ways:
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Directly in your name as the shareholder of record;

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Indirectly through a broker, bank or other holder of record in “street name”; or

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Indirectly in the Madison Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) or the Madison Bank of Maryland 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of MB Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP or the 401(k) Plan, see “— Participants in the ESOP and 401(k) Plan” for information on how to vote your shares.
Quorum and Vote Required
Quorum.   We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.
Votes Required for Proposals.   At this year’s annual meeting, shareholders will elect three directors to serve for terms of three years and one director to serve for a term of two years. In voting on the election of directors, you may vote in favor of a nominee, withhold votes as to all nominees, or withhold votes as to a specific nominee or nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.
In voting to approve the MB Bancorp, Inc. 2016 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To approve the plan, the affirmative vote of a majority of the votes cast at the annual meeting is required.
In voting and on the ratification of the appointment of Stegman & Company as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To ratify the selection of Stegman & Company as our independent registered public accounting firm for fiscal year 2016, the affirmative vote of a majority of the votes cast at the annual meeting is required.
In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.
How We Count Votes.   If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.
In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In counting the votes on the proposal to approve the MB Bancorp, Inc. 2016 Equity Incentive Plan, to ratify the appointment of the independent registered public accountants and with respect to the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.
Effect of Not Casting Your Vote.   If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors, to approve the MB Bancorp, Inc. 2016 Equity Incentive Plan and on the advisory vote to approve the compensation of the named executive officers (Proposals 1, 2 and 4 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, the approval of the MB Bancorp, Inc. 2016 Equity Incentive Plan or with respect to the advisory vote to approve the compensation of the named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this proxy statement).
Voting by Proxy
The Board of Directors of MB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of MB Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of MB Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.
The Board of Directors recommends that you vote:
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“FOR” each of the nominees for director;

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“FOR” the approval of the MB Bancorp, Inc. 2016 Equity Incentive Plan;

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“FOR” ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

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“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your MB Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.
You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
Participants in the ESOP and 401(k) Plan
If you participate in the ESOP or the 401(k) Plan, you will receive a voting instruction card for each plan that will reflect all shares you may vote under the respective plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which timely voting instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP trustees receive from participants. Under the terms of the 401(k) Plan, a participant is entitled to direct the 401(k) Plan MB Bancorp, Inc. Stock Fund trustees as to the voting of shares in the MB Bancorp, Inc. Stock Fund credited to his or her account. The trustees, subject to the exercise of their fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the trustee receives from participants. The deadline for returning your voting instructions for the ESOP and the 401(k) Plan is 11:59 p.m., Eastern Time, on Tuesday, May 17, 2016.
CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
The Company’s Board of Directors currently consists of nine members, all of whom, as well as the nominees for director, are independent under the listing standards of the NASDAQ Stock Market, except for Julia A. Newton, President and Chief Executive Officer of MB Bancorp and Madison Bank of Maryland, and Lawrence W. Williams, Chairman of the Board of Directors of MB Bancorp and Madison Bank of Maryland. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to officers, directors and related parties.
Board Leadership Structure and Board’s Role in Risk Oversight
Mr. Lawrence W. Williams is employed as the Chairman of the Board of Directors of the Company and the Bank. On March 31, 2016, he resigned his position as a Senior Executive Vice President of the

Company and the Bank. The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as an independent Chairman of the Board, is necessary to achieve effective oversight. The Board of the Company is currently comprised of nine directors. Seven of these nine members are independent directors under the listing standards of the NASDAQ Stock Market. Mr. Williams has no greater nor lesser vote on matters considered by the Board than any other director, and Mr. Williams does not vote on any related party transaction. All directors of the Company, including Mr. Williams, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, an independent Chairman of the Board would not serve to enhance or diminish the fiduciary duties of any director of the Company.
To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and, until his resignation from such position, the Senior Executive Vice President, and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit, interest rate, liquidity, operational, strategic, regulatory and reputation risks. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.
Committees of the Board of Directors
The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.
Director	Audit Committee	Compensation Committee	Nominating Committee
David A. Klunk		X
Barry A. Kuhne	X		X
Julia A. Newton
Michael Nobile	X	X	X*
Randall S. Pace	X
William D. Schmidt, Sr.		X
James R. Vittek
Lawrence W. Williams
Douglas S. Wilson	X*	X*
Number of Meetings in 2015	5	2	3

*
Denotes Chairperson

Audit Committee.   The Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Board of Directors has designated Douglas S. Wilson as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Compensation Committee.   The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors. The Company’s Chief Executive Officer, who also serves as a director of the Company and the Bank, does not participate in deliberations regarding her own compensation. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Nominating/Corporate Governance Committee.   The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of shareholders, ensuring the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee Charter is posted on the Company’s website at http://www.mbofmd.com/stockholder-information.aspx.
Minimum Qualifications.   The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s governing documents. In particular, the Company’s Bylaws include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.
In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
Director Nomination Process.   The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:
Identification.   For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the local communities served by the Bank. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation.   In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.
Consideration of Recommendations by Shareholders.   It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Procedures to be Followed by Shareholders.   To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:
1.
The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.
The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder, as they appear on the Company’s books, provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.
A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.
Board and Committee Meetings
During the fiscal year ended December 31, 2015, the Board of Directors of the Company held six meetings, and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Company Board of Directors and Committees on which he or she served.
Director Attendance at Annual Meeting of Shareholders
While the Company has no formal policy on director attendance at the annual meeting of shareholders, all directors are encouraged to attend annual shareholder meetings. All of our directors attended the 2015 annual meeting of shareholders.
Code of Ethics and Business Conduct
MB Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.
Director Compensation
The following table provides the compensation received by individuals, who are not executive officers, who served as directors of the Company and the Bank during the year ended December 31, 2015.
	Fees Earned or Paid in Cash ($)	Total ($)
John Fiorini(1)	$8,200	$8,200
David A. Klunk(2)	—	—
Barry A. Kuhne	13,800	13,800
Michael Nobile	10,175	10,175
Randall S. Pace(2)	—	—
William D. Schmidt, Sr.	8,085	8,085
James R. Vittek	8,200	8,200
Douglas S. Wilson	11,845	11,845

(1)
Mr. Fiorini retired from the Board of Directors and was named a director emeritus on December 22, 2015.

(2)
Messrs. Klunk and Pace were appointed to the Boards of Directors of the Company and the Bank on December 22, 2015.

Beginning in January 2015, the Company eliminated the payment of director fees to executive officers who serve as directors. In connection with this, the Company increased the salaries of the two executive officers then serving as directors by an amount substantially equal to the director fees they earned in 2014.
Cash Retainers and Meeting Fees for Non-Employee Directors.   The following table sets forth the applicable fees that were paid during the year ended December 31, 2015 to our non-employee directors for their service on the Bank’s Board of Directors. Members of the Board of Directors of MB Bancorp do not receive additional fees for service on the Company’s Board of Directors.
Board of Directors of Madison Bank of Maryland:
Fee for each Board meeting attended	$675(1)
Additional fee for committee meeting attended	285(2)

(1)
On August 1, 2015, Board meeting attendance fees were increased from $650.

(2)
On August 1, 2015, committee meeting attendance fees were increased from $275.

Director Emeritus Policy
Non-employee directors who have attained age 70 with 15 years of continuous service on the Board of Directors or who have become incapacitated at any age with 15 years of service on the Board of Directors are eligible to become a director emeritus. If an eligible individual serving on the Board of Directors is appointed and accepts an appointment as a director emeritus, the appointment is for life, unless the director is removed by the Board of Directors for any reason. Each director emeritus received annual compensation of  $7,925 in fiscal year 2015. At December 31, 2015, we had three directors emeritus that were receiving compensation under this plan as a director emeritus.

AUDIT RELATED MATTERS
Report of the Audit Committee
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of Stegman & Company as the Company’s independent registered public accounting firm for the 2016 fiscal year.
Audit Committee of the Board of Directors
of MB Bancorp, Inc.
Douglas S. Wilson (Chairman)
Barry A. Kuhne
Michael Nobile
Randall S. Pace

Auditor Fees
The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2015 and 2014 by Stegman & Company:
	2015	2014
Audit fees(1)	$65,007	$43,112
Audit-related fees(2)	—	59,102
Tax fees(3)	6,018	6,500
All other fees	—	—
Total	$71,025	$108,713

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company and the Bank and the Company’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in the Company’s Registration Statement on Form S-1 for its initial stock offering and in the Quarterly Reports on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit related fees consisted of fees for comfort procedures related to the registration statement.

(3)
Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants
The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended December 31, 2015, all services were approved in advance by the Audit Committee in compliance with these procedures.
STOCK OWNERSHIP
Persons and groups beneficially owning in excess of 5% of the Company’s common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of the Record Date, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors, by the non-director executive officers of the Company and by all executive officers and directors as a group.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares Outstanding(3)
Persons Owning Greater Than 5%:
Madison Bank of Maryland Employee Stock Ownership Plan Trust 1920 Rock Spring Road Forest Hill, Maryland 21050	169,280	8.47%

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares Outstanding(3)
Stilwell Partners, L.P.(4) Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006	197,183	9.86
Maltese Capital Management LLC(5) Maltese Capital Holdings, LLC Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	170,000	8.50
Jeffrey Thorp(6) 805 Third Avenue, 16th Floor New York, New York 10022	126,435	6.32
Directors:
David A. Klunk	—	—
Barry A. Kuhne	10,250(7)	*
Julia Newton	8,453(8)	*
Michael Nobile	3,000	*
Randall S. Pace	—	—
William D. Schmidt, Sr.	2,800(9)	*
James R. Vittek	—	—
Lawrence W. Williams	30,234(10)	1.51
Douglas S. Wilson	2,000	*
Executive Officers:
Lisa McGuire-Dick	3,877(8)	*
Robin L. Taylor	1,113(8)	*
All executive officers and directors as a group (11 persons)	61,727	3.09

*
Less than 1%.

(1)
All directors and the named executive officers listed have the Company’s address, 1920 Rock Spring Road, Forest Hill, Maryland 21050.

(2)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any share of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The listed amounts do not include shares with respect to which Directors Newton and Williams and Executive Officer McGuire-Dick share voting power by virtue of their positions as trustees of the trust holding the ESOP shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of the Record Date, 12,225 shares had been allocated. The amounts shown include the following shares held under the ESOP for the benefit of Ms. Newton, 859 shares; Mr. Williams, 866 shares; Ms. McGuire-Dick, 639 shares; and Ms. Taylor, 598 shares.
(3)
Based on 1,999,000 shares outstanding as of the Record Date.

(4)
Based on a Schedule 13D filed with the Securities and Exchange Commission on January 9, 2015. The Schedule 13D was filed by Joseph Stilwell with respect to the shares of Company common stock beneficially owned by Joseph Stilwell, including shares held in the names of Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P. and Stilwell Value LLC in Mr. Stilwell’s capacities as the managing member and 99% owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P., and the general partner of Stilwell Partners, L.P. Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell each have shared voting power and shared dispositive power over the 197,183 shares of Company common stock.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016 with respect to 170,000 shares of Company common stock which may be deemed to be beneficially owned by Maltese Capital Management LLC (“MCM”) by reason of its position as investment advisor, which shares are held of record by clients of MCM, and by Terry Maltese, who is the managing member of MCM. MCM and Mr. Maltese share voting power and dispositive power over the reported shares.

(6)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on October 13, 2015.

(7)
Includes 250 shares held as a custodian under the Uniform Trust to Minors Act.

(8)
Shares are held in the reporting person’s account in the 401(k) Plan.

(9)
Includes 800 shares held as a custodian under the Uniform Trust to Minors Act for his grandchildren.

(10)
Includes 14,350 shares held in his account under the 401(k) Plan.

ITEMS TO BE VOTED ON BY SHAREHOLDERS
ITEM 1 — ELECTION OF DIRECTORS
The Company’s Board of Directors currently consists of nine members who are elected for terms of three years, approximately one-third of whom are elected annually. The Board of Directors’ nominees for election this year, to serve for three-year terms or until their successors have been elected and qualified, are David A. Klunk, William D. Schmidt, Sr. and Douglas S. Wilson, and for a two-year term or until his successor has been elected and qualified, Randall S. Pace.
Unless you indicate on the proxy card that your shares should not be voted for each nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why the nominees might be unable to serve.
The Board of Directors recommends a vote “FOR” the election of Messrs. Klunk, Schmidt, Wilson and Pace.
Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2015. The starting year of service as a director relates to service on the Board of Directors of Madison Bank of Maryland.

Nominees for Election as Director
Nominees for election to serve for a three-year term expiring in 2019:
David A. Klunk has been the President of Community Environmental Laboratories, based in Aberdeen, Maryland, and R&T Technologies, Inc., both chemical laboratories, since 1994. Mr. Klunk was recommended for election as a director by the Company’s Chief Executive Officer. Age 50. Director since 2015.
Mr. Klunk provides extensive experience in leadership and strategic skills as President of his companies. As a Harford County resident and being actively involved in the community, Mr. Klunk will be an asset to our marketing efforts and Board leadership.
William D. Schmidt, Sr. was the owner of A&S Trucking Service, Inc., a trucking company based in Hunt Valley, Maryland, until his retirement in April 2009. Age 75. Director since 1993.
Mr. Schmidt provides extensive leadership and managerial expertise from his many years as a business owner. His experience with risk management, strategic planning and knowledge of our market area makes him a vital component to our board.
Douglas S. Wilson has been the owner of Douglas S. Wilson & Company, CPA’s, an accounting firm in Aberdeen, Maryland, since 1981. He also served as the Mayor of Aberdeen, Maryland from April 1998 to November 2005. Age 62. Director since 2000.
Mr. Wilson has lived in Madison Bank of Maryland’s market area his entire life and has developed extensive ties within. Additionally, Mr. Wilson’s management experience as business owner of his accounting firm in the local area have provided him with leadership experience and expertise that is valuable to our Board of Directors.
Nominee for election to serve for a two-year term expiring in 2018:
Randall S. Pace is the Executive Vice President and Chief Financial Officer of CallisonRTKL, an international architectural design firm in Baltimore, Maryland. He has been employed with that firm since 1988. Mr. Pace was recommended for election as a director by the Company’s Chief Executive Officer. Age 55. Director since 2015.
Mr. Pace’s career has provided him with substantial experience in managing financial operations. His expertise will give the Board of Directors additional skills in financial oversight, risk management and strategic planning.
Directors Continuing in Office
The following directors have terms ending in 2017:
Michael Nobile has been the General Manager of Harley-Davidson motorcycle retail dealers since January 1998. Age 66. Director since 1999.
Having lived and operated businesses in the greater Baltimore and surrounding areas for his entire life, Mr. Nobile provides extensive knowledge of Madison Bank of Maryland’s market area. Mr. Nobile’s extensive leadership and managerial skills make him a vital component to a well-rounded Board.
James R. Vittek was the owner of an electrical firm in Baltimore County, Maryland until his retirement in 2006. Age 82. Director since 1983.
Mr. Vittek has lived and operated his business in the greater Baltimore area his entire life. His extensive knowledge of our market area and its history, combined with his leadership skills makes him valuable to the Board.
Lawrence W. Williams has been with Madison Bank of Maryland since September 2001, serving as President and Chief Executive Officer from April 2002 to December 2012. At that time, he resigned as President and Chief Executive Officer of Madison Bank of Maryland but continued his service as Senior Executive Vice President. Effective March 31, 2016, Mr. Williams resigned from his position as Senior Vice

President of Madison Bank of Maryland but continues as a non-officer employee to provide lending and business development expertise. He was named Chairman of the Board of Directors of Madison Bank of Maryland in August 2014 and also serves as the Chairman of the Board of Directors of MB Bancorp. Age 61. Director since 2000.
Through his affiliation with Madison Bank of Maryland for over 15 years and with over 41 years in the banking industry, Mr. Williams brings in-depth knowledge and understanding of the banking business and our history, operations and customer base. In addition, Mr. Williams has been a resident of our market area for many years and is an active member of the community.
The following directors have terms expiring in 2018:
Barry A. Kuhne has been the Owner/President of Signature Healthcare, a provider of home medical equipment and respiratory services in Hunt Valley, Maryland, since 1998. He also is the owner of Benefit Systems Management, a third-party medical and pension benefits administrator, where he served as President from 1982 to June 2011. Age 70. Director since 1996.
Mr. Kuhne provides the Board with significant strategic, operational and management knowledge through his experience as President of Signature Healthcare. In addition, Mr. Kuhne’s strong leadership skills and strategic vision have made him a significant contributor to the Board of Directors.
Julia A. Newton has been the President and Chief Executive Officer of Madison Bank of Maryland since January 2013. She served as Senior Vice President and Compliance Officer of Madison Bank of Maryland from September 2000 until being named President and Chief Executive Officer. Age 52. Director since 2009.
Ms. Newton’s over 35 years of banking experience, including 16 years with Madison Bank of Maryland, have provided her with strong leadership and managerial skills, as well as a deep understanding of the financial industry. In addition, Ms. Newton’s knowledge of all aspects of our business and its history, combined with her success and strategic vision, position her well to serve as our President and Chief Executive Officer.
ITEM 2 — APPROVAL OF THE MB BANCORP, INC. 2016 EQUITY INCENTIVE PLAN
On March 22, 2016, the Company’s Board of Directors adopted, subject to shareholder approval at the annual meeting, the MB Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Plan”). The 2016 Plan will become effective as of the date of approval by the Company’s shareholders.
Each employee and director of the Company and its affiliates may participate in the 2016 Plan. Approximately 44 persons would be eligible to participate in the 2016 Plan if it were to be approved by shareholders. A summary of the 2016 Plan follows. This summary is qualified in its entirety by the full text of the 2016 Plan, which is attached to this proxy statement as Appendix A.
The Board of Directors recommends that shareholders vote “FOR” the approval of the MB Bancorp, Inc. 2016 Equity Incentive Plan.
Summary of the 2016 Plan
Purpose.   We believe the 2016 Plan promotes the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.
Permissible Awards.   The 2016 Plan authorizes Awards in any of the following forms:
•
Options to purchase shares of Company common stock, which may either be non-qualified stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

•
Restricted stock grants, which may be subject to restrictions on transferability and forfeiture; and

•
All Awards may be granted with time-based or performance-based vesting.

Shares Available for Awards.   Subject to adjustment as provided in the 2016 Plan, the 2016 Plan reserves a total of 296,240 shares of common stock for issuance pursuant to awards granted under the 2016 Plan, of which up to 84,640 shares may be granted in the form of restricted stock awards and up to 211,600 shares may be granted in the form of stock options, representing 4% and 10%, respectively, of the shares of stock issued in our initial public offering.
Administration.   The 2016 Plan will be administered by the Board of Directors or members of the Compensation Committee who are disinterested directors (the “Committee”). At least three disinterested directors will serve on the Committee. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2016 Plan; and make all other decisions and determinations necessary under the 2016 Plan.
Limitations on Transfer; Beneficiaries.   Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.
Acceleration Upon Certain Events.   Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate in the event a participant’s service is terminated on or before the second anniversary of a change in control, as defined in the 2016 Plan.
Adjustments.   In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2016 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2016 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2016 Plan will be adjusted proportionately and the Committee will adjust the 2016 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.
Performance Measures.   Upon the grant of an Award, the Committee may establish the performance targets (other than being based solely on continuation of service) which must be met before such Awards may begin to become first earned. Such performance targets may be expressed by reference to a specified level of performance, and each level of performance attainment may yield a specified number of stock options and/or restricted stock awards or result in the payment of a specified cash amount. The terms and conditions of any Award, including the applicable performance targets, if any, for each Participant will be detailed in an award agreement. Once such performance targets are attained, as certified by the Committee, such Award shall be deemed earned and non-forfeitable. The Committee has sole discretion in determining how performance measures are calculated. The Committee will certify in writing that any performance goals or other material terms applicable to an Award were in fact satisfied, modified or waived, prior to such Award first becoming earned and non-forfeitable. In the event of a Change in Control, any performance measures related to an Award under the Plan will be deemed satisfied as of the date of the Change in Control.
New Plan Benefits.   No Awards have been granted with respect to the shares reserved for issuance under the 2016 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such Awards are subject to the discretion of the Committee.

Termination and Amendment
The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2016 Plan. Shareholders must approve amendments to the 2016 Plan that will materially increase the number of shares of stock issuable under the 2016 Plan, expand the types of awards provided under the 2016 Plan, materially expand the class of participants eligible to participate in the 2016 Plan, materially extend the term of the 2016 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2016 Plan may adversely affect any award previously granted under the 2016 Plan without the written consent of the affected participant.
Prohibition on Repricing
As discussed above under “— Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2016 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.
Certain Federal Income Tax Effects
Non-Qualified Stock Options.   An option holder does not recognize any income upon the grant of a non-qualified stock option under the 2016 Plan. When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.
Incentive Stock Options.   An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
Restricted Stock.   Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

ITEM 3 —
RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Stegman & Company to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to ratification by shareholders. A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
If the ratification of the appointment of the independent registered public accounting firm is not approved by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.
The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.
ITEM 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our shareholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:
“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”
Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following information is furnished for our principal executive officer and the other executive officer whose total compensation for the year ended December 31, 2015 exceeded $100,000. These individuals are referred to in this proxy as “named executive officers.” No other executive officer received total compensation for the year of more than $100,000.
Name and Principal Position	Year	Salary(1)	Bonus	All Other Compensation(2)	Total
Julia A. Newton President and Chief Executive Officer	2015	$117,242	$1,845	$14,369	$133,456
	2014	105,100	541	12,111	117,752
Lawrence W. Williams Senior Executive Vice President(3)	2015	117,242	1,845	14,482	133,569
	2014	105,100	541	12,143	117,784

(1)
Increased salaries in 2015 reflect an additional two-week pay period. In addition, beginning in January 2015, the Company eliminated the payment of director fees to executive officers who serve as directors. In connection with this, the Company increased the salaries of the two executive officers then serving as directors by an amount substantially equal to the director fees they earned in 2014.

(2)
Details of the amounts disclosed in the “All Other Compensation” for 2015 are provided in the table below:

	Ms. Newton	Mr. Williams
Employer safe harbor contribution to 401(k) Plan	$3,588	$3,616
Employee stock ownership plan allocation	10,781	10,866
Total	$14,369	$14,482

(3)
Mr. Williams resigned from his position as Senior Executive Vice President effective March 31, 2016, but continues his employment as Chairman of the Boards of Directors of the Company and the Bank.

Outstanding Equity Awards at End of Fiscal Year.   None of the named executive officers had any outstanding awards at the end of 2015 fiscal year as the Company has not yet adopted any such equity compensation plan.
Employment Agreements.   The Company and the Bank each entered into employment agreements with Julia A. Newton and Lawrence W. Williams in connection with the Company’s initial public offering. The employment agreements provide for a three year term, unless terminated sooner in connection with the terms of the employment agreements. Upon his voluntary resignation as Senior Executive Vice President of the Company and the Bank, Mr. Williams’ employment agreements terminated.
The Boards of Directors of the Bank and the Company may extend the terms of the employment agreements annually following a review of the agreements and the executive’s job performance. In connection with her annual performance review, Ms. Newton’s employment agreement was extended through January 15, 2019. The employment agreements provide for, among other things, participation in stock-based benefit plans and fringe benefits applicable to Ms. Newton. The agreements also provide for certain payments and benefits to Ms. Newton following her termination of employment due to a change in control, her death, disability, or upon termination without cause or for Good Reason (as defined in each employment agreement).
Pursuant to the terms of each of the employment agreements, the Bank or the Company, as applicable, will pay or reimburse Ms. Newton for all reasonable costs and legal fees paid or incurred by her in any dispute or question of interpretation relating to the employment agreement if she is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and the Company, as applicable, will indemnify Ms. Newton to the fullest extent legally allowable. In addition, the agreements provide that, except in the event of a change in control, Ms. Newton is subject to a one-year non-compete clause in the event her employment is terminated.
Potential Payments Upon Termination or Change in Control
Termination Without Cause or for Good Reason.   The employment agreements with Ms. Newton provide her with a severance benefit equal to thirty-six (36) month’s base salary (payable over a 36 month period) in the event the Bank or the Company terminates her employment without Cause or if Ms. Newton voluntarily terminates employment with the Bank and the Company for Good Reason. Ms. Newton’s current base salary is $112,900. In addition, Ms. Newton is entitled to post-termination health and dental insurance coverage until the first to occur: (i) her return to employment with the Bank or another employer, (ii) her attainment of age 65, (iii) her death, or (iv) the end of the thirty-six (36) month period following termination of employment.
Termination Following a Change on Control.   If a Change in Control occurs during the term of the employment agreements and, thereafter during the then remaining term of the agreements, employment with the Bank or the Company is terminated involuntarily but without Cause or Ms. Newton voluntarily terminates employment with Good Reason, the agreements provide for a lump sum cash payment equal to three (3) times Ms. Newton’s average annual compensation. The agreements define annual compensation to mean Ms. Newton’s taxable income reported by the Bank for the five (5) calendar years immediately preceding the calendar year in which the Change in Control occurs. In addition, the agreements provide post-termination health and dental insurance until the first to occur: (i) Ms. Newton’s return to employment with the Bank or another employer, (ii) Ms. Newton’s attainment of age 65, (iii) Ms. Newton’s death, or

(iv) the end of the thirty-six (36) month period following termination of employment. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times an executive’s “base amount” constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The employment agreements with Ms. Newton provide that if the total value of the benefits provided and payments made to her in connection with a change in control, either under her employment agreements alone or together with other payments and benefits that she has the right to receive from the Bank or the Company, exceed three times her base amount (“280G Limit”), her cash severance payment will be reduced or revised so that the aggregate payments and benefits do not exceed their 280G Limit.
OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in MB Bancorp common stock during the year ended December 31, 2015.
Transactions with Related Persons
Loans and Extensions of Credit.   The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee. We offer a loan program for directors and employees whereby we allow such individuals to adjust the contract rate of the loan to match the prevailing rate we offer to the general public.
In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Madison Bank of Maryland’s capital and surplus, up to a maximum of  $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.
The outstanding balance of loans extended by Madison Bank of Maryland to its executive officers and directors and related parties was $924,894 at December 31, 2015, or approximately 2.7% of stockholders’ equity. The loans were performing according to their terms at December 31, 2015.

The following information is furnished for outstanding loans to related persons (directors, executive officers and their immediate family members) under the Madison Bank of Maryland employee loan program described above as of and for the year ended December 31, 2015:
Name	Largest Aggregate Principal Outstanding for 2015 ($)	Principal Outstanding at December 31, 2015 ($)	Principal Paid During 2015 ($)	Interest Paid During 2015 ($)	Interest Rate Payable (%)
Barry A. Kuhne Director	313,553	300,097	13,455	11,529	3.75
Michael Nobile Director	135,148	131,470	3,678	5,422	3.75
Douglas S. Wilson Director	371,693	363,520	8,173	20,239	5.50(1)
Robin L. Taylor Vice President and Chief Financial Officer	135,081	129,807	5,275	5,337	2.50

(1)
Effective February 1, 2016, the interest rate on this loan was adjusted to 3.625%.

Other Transactions.   Except as set forth above under “— Loans and Extensions of Credit,” during the year ended December 31, 2015, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers, directors and nominee for director had or will have a direct or indirect material interest.
Policies and Procedures for Approval of Related Persons Transactions.   The Company maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.
Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:
•
the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•
the Company is, will or may be expected to be a participant; and

•
any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:
•
any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•
any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:
•
whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•
the size of the transaction and the amount of consideration payable to the related person;

•
the nature of the interest of the related person;

•
whether the transaction may involve a conflict of interest; and

•
whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion relating to the transaction.
SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 20, 2016. If next year’s annual meeting is held on a date more than 30 calendar days from May 24, 2017, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s Corporate Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the shareholder, the shareholder’s ownership in the Company and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing shareholder. A copy of the Company’s Bylaws may be obtained from the Company.
SHAREHOLDER COMMUNICATIONS
The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Kimberly L. Ende, Corporate Secretary, MB Bancorp, Inc., 1920 Rock Spring Road, Forest Hill, Maryland 21050. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Laurel Hill Advisory Group, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of  $6,000 for these services plus reasonable out of pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on April 8, 2016. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2015, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on April 8, 2016 upon written request to Kimberly L. Ende, Corporate Secretary, MB Bancorp, Inc., 1920 Rock Spring Road, Forest Hill, Maryland 21050.
BY ORDER OF THE BOARD OF DIRECTORS
Kimberly L. Ende
Corporate Secretary
Forest Hill, Maryland
April 19, 2016

APPENDIX A
MB BANCORP, INC.
2016 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1   Purpose, Effective Date and Term.   The purpose of the MB Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of MB Bancorp, Inc. (the “Company”), and its Subsidiaries, including Madison Bank of Maryland (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan is the date the Plan is approved by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2   Administration.   The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3   Participation.   Employees and Directors of the Company or any Subsidiary of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).
Section 1.4   Definitions.   Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1   General.   Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. The types of Awards that may be granted under the Plan to Eligible Participants include:
(a)   Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non- Qualified Stock Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to Eligible Participants who are not Employees of the Company or a Subsidiary at the time of such Award grant. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Stock Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Stock Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)   Restricted Stock Award.   Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no payment of consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.
Section 2.2   Stock Options.
(a)   Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) detail the Exercise Price of such Stock Options; (iv) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)   Terms and Conditions.   A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder. The payment of the Exercise Price upon the exercise of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock otherwise owned by the Stock Option holder valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) other than in the case of Stock Options granted as ISOs, by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.
(c)   Other Limitations Applicable to ISO Awards.   To the extent the aggregate Fair Market Value of shares of Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or any Subsidiary, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such ISOs in excess of the $100,000 limit shall be treated as Non-Qualified Stock Options. Fair Market Value shall be determined as of the grant date for each ISO.
Section 2.3   Restricted Stock Awards.
(a)   Grant of Restricted Stock Awards.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with MB Bancorp, Inc. made pursuant to the terms of the MB Bancorp, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of MB Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.
Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event a Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)   Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i)   Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be distributed to the Participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Stock underlying such Restricted Stock Award from which said dividends were derived.
(ii)   Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant after the grant date.
Section 2.4   Performance-Based Compensation.   The Committee is authorized to grant performance-based Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)   Performance Awards may be denominated as a cash amount, number of shares of Stock or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance Award granted and the amount of any payment or transfer to be made pursuant to any performance Award shall be determined by the Committee.
(c)   Settlement of performance Awards shall be in cash or Stock, or any combination thereof, as determined in the discretion of the Committee. Subject to the terms of the Plan, the Committee shall specify the circumstances in which, and the extent to which, performance Awards shall be paid or forfeited in the event of a Participant’s Termination of Service.
(d)   Unless otherwise provided in the applicable Award Agreement, the Committee may provide for the payment of dividend equivalents on performance Awards either in cash or in additional Stock, subject in all cases to payment on a deferred and contingent basis based on the Participant’s earning of the Award upon achievement or satisfaction of performance conditions specified by the Committee with respect to which such dividend equivalents are paid.
(e)   Performance Awards shall be settled only after the end of the relevant performance period.
Section 2.5   Vesting of Awards.   The Committee shall specify the vesting schedule and other conditions of each Award; provided, however, that, except in the event of the Participant’s death or Disability or in the event of the Participant’s Termination of Service, other than for Cause, on or before the second anniversary of a Change in Control, no Award shall vest earlier than the first anniversary of the grant date. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or upon Termination of Service on or before the second anniversary of a Change in Control).

Section 2.6   Deferred Compensation.   If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.7   Prohibition Against Option Repricing.   Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.
Section 2.8.   Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant the following provisions shall apply to each Award granted under this Plan:
(a)   Upon a Participant’s Termination of Service for any reason other than Disability, death, or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)   In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested shall expire and be forfeited.
(c)   Upon Termination of Service for reason of Disability or death, (i) all Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and (ii) all Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned and vested as if the Participant had Terminated Service as of the date of the next vesting event applicable to each outstanding Award. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.
(d)   Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)   Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.
ARTICLE 3 — SHARES SUBJECT TO PLAN
Section 3.1   Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or shares acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2   Share Limitations.
(a)   Share Reserve.   Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 296,240 shares of Stock. With respect to this share reserve, the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) is 211,600 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 84,640 shares of Stock. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
(b)   Computation of Shares Available.   For purposes of this Section 3.2, and in connection with the granting of Stock Options and Restricted Stock Awards, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock Awards shall be reduced by the number of shares of Stock granted with respect to such Awards. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3   Corporate Transactions.
(a)   General.   In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of  (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary, or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)   Merger in which the Company is Not Surviving Entity.   In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, in its sole discretion, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.
Section 3.4   Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)   Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange.
(b)   Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company’s governance documents, applicable law or the applicable rules of any Exchange.
(c)   Award Payouts.   Awards may be paid out in the form of cash, shares of Stock, or combinations thereof as the Committee shall determine in its sole and absolute discretion, and with such restrictions as it may impose. The Committee may, in its sole discretion, upon the exercise of a Stock Option, make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of shares of Stock shall be equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Code Section 409A. The Committee may, in its sole and absolute discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option.
(d)   Other Matters.   In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise a Stock Option by delivering shares of Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery, except in the case of the net settlement of Stock Options. Shares of Stock used to satisfy the Exercise Price of a Stock Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares of Stock unless and until it receives full payment of the Exercise Price and any related tax withholding obligations have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1   Consequence of a Change in Control.   Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:
(a)   Upon a Change in Control, followed by a Participant’s Termination of Service, other than for Cause, on or before the second anniversary of the Change in Control effective date, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).
(b)   Upon a Change in Control, followed by a Participant’s Termination of Service, other than for Cause, on or before the second anniversary of the Change in Control effective date, all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.
(c)   Upon a Change in Control, all performance conditions attached to an Award described in Section 2.4 shall be deemed satisfied.
Section 4.2   Definition of Change in Control.   For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)   Merger.   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)   Acquisition of Significant Share Ownership.   A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;
(c)   Change in Board Composition.   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or
(d)   Sale of Assets.   The Company sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 — COMMITTEE
Section 5.1   Administration.   The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board or members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or rules or listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee. Notwithstanding the foregoing, action taken by the Committee at such time that the Committee’s composition shall not be in conformity with the provisions of this Section or the requirements under Code Section 162(m) shall not disqualify the validity of such actions taken.

Section 5.2   Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following:
(a)   The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors and Employees, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, if any, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)   The Committee will have the authority to define terms not otherwise defined herein.
(d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.
Section 5.3   Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of any Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act), to the extent deemed by the Committee to be desirable to comply with such exemptive provisions, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4   Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1   General.   The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the re-pricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by a vote of the Company’s stockholders.

Section 6.2   Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of  (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1   No Implied Rights.
(a)   No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)   No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)   No Rights as a Stockholder.   Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
(d)   Compliance with Law.   Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the exercise of any Stock Option or the delivery of shares of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.
Section 7.2   Restrictions on Transferability.   Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards shall not be transferable prior to the time that such Awards vest to the Participant unless provided for in accordance with a qualified domestic relations order.
Section 7.3   Designation of Beneficiaries.   A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4   Non-Exclusivity.   Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5   Award Agreement.   Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6   Form and Time of Elections.   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
Section 7.7   Tax Withholding and Tax Matters.
(a)   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of  (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; provided that in each case there are no adverse accounting consequences to the Company (with a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 being deemed an adverse consequence).
(b)   Notice of Section 83(b) Election.   In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c)   Notice of Disqualifying Disposition.   If any Participant shall make a disposition of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within ten (10) days thereof.
(d)   Section 409A Compliance.   To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of  (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.
(e)   Deductibility of Compensation.   The Committee, in its discretion, shall have the authority to grant Stock Options that satisfy the requirements for deductibility for compensation in excess of  $1 million in accordance with Code Section 162(m) as well as to grant Stock Options and Restricted Stock Awards that may not satisfy the requirements for deductibility for compensation in excess of  $1 million in accordance with Code Section 162(m).
Section 7.8   Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.9   Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.10   No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.11   Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Maryland within thirty miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.12   Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.13   Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)   in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)   in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c)   in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.
Section 7.14   Forfeiture Events.
(a)   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, Termination for Cause, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback or recoupment policy adopted by the Board from time to time.
Section 7.15   Regulatory Requirements.   The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.16   Stockholder Approval.   Stockholder approval of the Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company within one year of the date of adoption of the Plan by the Board of Directors of the Company. Any material amendment to the Plan deemed to require an approval vote of stockholders shall be approved by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company.
Section 7.17   Section 16 of Exchange Act.   It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1   In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company in accordance with Code Section 422.
“Award” means any time-based or performance-based Stock Option or Restricted Stock Award granted to a Participant under the Plan.
“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
“Board” means the Board of Directors of the Company.
“Cause” or “Termination for Cause” means: (i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii) In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
“Change in Control” has the meaning ascribed to it in Section 4.2.
“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
“Committee” means the Board or the Committee acting under Article 5.
“Director” means a member of the Board of Directors of the Company or a Subsidiary or any successors thereto from time to time.
“Disability” or “Disabled” means: (i) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In either case, except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
“Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means the purchase price of the Stock established with respect to a Stock Option pursuant to Section 2.2.
“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.
“Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.
“ISO” has the meaning ascribed to it in Section 2.1(a).
“Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Service” means continuous service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
“Stock” means the common stock of the Company, $0.01 par value per share.
“Stock Option” means an ISO or a Non-Qualified Stock Option.
“Subsidiary” means the Bank and any other corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including an advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)   If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv)   Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of  “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company, the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v)   With respect to a Participant who is a Director (but, excluding, for this purpose, an advisory director), cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus.
“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

MB Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 23, 2016.

Vote by Internet

- Go to **www.investorvote.com/MBCQ**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the named nominees and FOR Proposals 2, 3 and 4.

1. Election of Directors: for Three-Year Terms

Nominee	For	Withhold
01 – David A. Klunk	☐	☐
02 – William D. Schmidt, Sr.	☐	☐
03 – Douglas S. Wilson	☐	☐

for a Two-Year Term

Nominee	For	Withhold
04 – Randall S. Pace	☐	☐

Any such matters as they may properly come before the meeting, or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 2 7 5 9 2 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02B31C

2016 Annual Meeting of Shareholders

MB BANCORP, INC.

May 24, 2016

12:00 p.m.

REVOCABLE PROXY

The undersigned hereby appoints Barry A. Kuhne, Michael Nobile and James R. Vittek with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of MB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at Madison Bank of Maryland's main office located at 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday, May 24, 2016 at 12:00 p.m., local time, and at any and all adjournments thereof, as follows hereon.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Revocable Proxy — MB Bancorp, Inc.

Notice of 2016 Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAMED NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NAMED NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and elect to vote of the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, Notice of the Annual Meeting, a Proxy Statement dated April 19, 2016 and the Company's 2015 Annual Report to the Shareholders.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Dear Participant,
As a participant in the Madison Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the “ESOP Trustees”) how to vote the shares of MB Bancorp, Inc. (the “Company” or “MB Bancorp”) common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Shareholders of MB Bancorp on May 24, 2016 (the “Annual Meeting”).
The ESOP Trustees will vote all allocated shares of MB Bancorp common stock as directed by the ESOP participants. The ESOP Trustees will vote unallocated shares of MB Bancorp common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustees receive from participants, subject to their fiduciary duties.
HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS
The enclosed ESOP Voting Instruction Card allows you to transmit your voting instructions to the ESOP Trustees via U.S. Mail (a postage-paid envelope is provided), the Internet or by telephone. Please note that to direct the ESOP Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the ESOP Trustees.
CONFIDENTIALITY OF VOTING INSTRUCTIONS
Your specific voting instructions to the ESOP Trustees will be completely confidential. The Company’s transfer agent (“Computershare”) will tabulate the voting instructions provided by ESOP participants and report the aggregate voting results to the ESOP Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of MB Bancorp or Madison Bank of Maryland.
DELIVERY OF PROXY MATERIALS
A copy of the Company’s Annual Meeting Proxy Statement and a copy of its 2015 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Tuesday, May 24, 2016, at 12:00 p.m., local time, in Forest Hill, Maryland.
DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS
Your voting instructions must be received by Computershare by 11:59 p.m. Eastern Time on May 17, 2016. If you participate in more than one Madison Bank of Maryland benefit plan that holds MB Bancorp common stock, please provide voting instructions for all of the benefit plans.
Sincerely,
Julia A. Newton
President and Chief Executive Officer

MB Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your voting instruction card, you may choose one of the voting methods outlined below to vote.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com/MBCQ**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

ESOP VOTING INSTRUCTION CARD

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the named nominees and FOR Proposals 2, 3 and 4.

+

1. Election of Directors: for Three-Year Terms

Nominee	For	Withhold
01 – David A. Klunk	☐	☐
02 – William D. Schmidt, Sr.	☐	☐
03 – Douglas S. Wilson	☐	☐

for a Two-Year Term

Nominee	For	Withhold
04 – Randall S. Pace	☐	☐

Any such matters as they may properly come before the meeting, or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears on this voting instruction card.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 7 5 9 2 0 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02B34C

2016 Annual Meeting of Shareholders

MB BANCORP, INC.

May 24, 2016
12:00 p.m.

The undersigned hereby instructs Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the "ESOP Trustees"), to vote all shares of common stock of MB Bancorp, Inc. (the "Company") which are allocated to the account(s) of the undersigned pursuant to the Madison Bank of Maryland Employee Stock Ownership Plan (the "ESOP") at the Annual Meeting of Shareholders to be held at Madison Bank of Maryland's main office located at 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday, May 24, 2016 at 12:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

ESOP VOTING INSTRUCTION CARD — MB Bancorp, Inc.

Notice of 2016 Annual Meeting of Shareholders

The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card, of a Notice of Annual Meeting, a Proxy Statement dated April 19, 2016 and the Company's 2015 Annual Report to Shareholders.

In order to be effective, voting instructions must be received by Computershare no later than **11:59 p.m. Eastern time on May 17, 2016.** You must specifically mark your instructions on this voting instruction card. Items left blank will not be considered instructions to the ESOP Trustees.

The Board of Directors of the Company recommends a vote "FOR" the named nominees and "FOR" Proposals 2, 3 and 4.

(Items to be voted appear on reverse side.)

Dear Participant,
As a participant in the Madison Bank of Maryland 401(k) Plan (the “401(k) Plan”) you are entitled to direct Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the “401(k) Plan Stock Fund Trustees”) how to vote the shares of MB Bancorp, Inc. common stock held in the MB Bancorp, Inc. Stock Fund and credited to your 401(k) Plan account on the proposals presented at the Annual Meeting of Shareholders of MB Bancorp on May 24, 2016 (the “Annual Meeting”).
The 401(k) Plan Stock Fund Trustees will vote all shares of the Company common stock for which timely voting instructions are received as directed by the 401(k) Plan participants. The 401(k) Plan Stock Fund Trustees will vote all shares for which no instructions are given or for which instructions were not timely received in a manner calculated to most accurately reflect the instructions the 401(k) Plan Stock Fund Trustees receive from 401(k) Plan participants, subject to their fiduciary duties.
HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS
The enclosed 401(k) Plan Voting Instruction Card allows you to transmit your voting instructions to the 401(k) Plan Stock Fund Trustees via U.S. Mail (a postage-paid envelope is provided), the Internet or by telephone. Please note that to direct the 401(k) Plan Stock Fund Trustees to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the 401(k) Plan Stock Fund Trustees.
CONFIDENTIALITY OF VOTING INSTRUCTIONS
Your specific voting instructions to the 401(k) Plan Stock Fund Trustees will be completely confidential. The Company’s transfer agent (“Computershare”) will tabulate the voting instructions provided by 401(k) Plan participants and report the aggregate voting results to the 401(k) Plan Stock Fund Trustees. Computershare has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of MB Bancorp or Madison Bank of Maryland.
DELIVERY OF PROXY MATERIALS
A copy of the Company’s Annual Meeting Proxy Statement and a copy of its 2015 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Tuesday, May 24, 2016, at 12:00 p.m., local time, in Forest Hill, Maryland.
DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS
Your voting instructions must be received by Computershare by 11:59 p.m. Eastern Time on May 17, 2016. If you participate in more than one Madison Bank of Maryland benefit plan that holds MB Bancorp common stock, please provide voting instructions for all of the benefit plans.
Sincerely,
Julia A. Newton
President and Chief Executive Officer

MB Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your voting instruction card, you may choose one of the voting methods outlined below to vote.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com/MBCQ**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

401(k) PLAN VOTING INSTRUCTION CARD

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the named nominees and FOR Proposals 2, 3 and 4.

1. Election of Directors: for Three-Year Terms

	For	Withhold
01 – David A. Klunk	☐	☐
02 – William D. Schmidt, Sr.	☐	☐
03 – Douglas S. Wilson	☐	☐

for a Two-Year Term

	For	Withhold
04 – Randall S. Pace	☐	☐

Any such matters as they may properly come before the meeting, or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears on this voting instruction card.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 2 7 5 9 2 0 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02B33C

2016 Annual Meeting of Shareholders

MB BANCORP, INC.

May 24, 2016
12:00 p.m.

The undersigned hereby instructs Julia A. Newton, Lawrence W. Williams and Lisa M. McGuire-Dick (collectively referred to as the "401(k) Plan Stock Fund Trustees"), to vote all shares of common stock of MB Bancorp, Inc. (the "Company") which are credited to the account(s) of the undersigned pursuant to the Madison Bank of Maryland 401(k) Plan (the "401(k) Plan") at the Annual Meeting of Shareholders to be held at Madison Bank of Maryland's main office located at 1920 Rock Spring Road, Forest Hill, Maryland on Tuesday, May 24, 2016 at 12:00 p.m., local time, and at any and all adjournments thereof, as set forth hereon.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

401(k) PLAN VOTING INSTRUCTION CARD — MB Bancorp, Inc.

+

Notice of 2016 Annual Meeting of Shareholders

The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card, of Notice of Annual Meeting, a Proxy Statement dated April 19, 2016 and the Company's 2015 Annual Report to Shareholders.

In order to be effective, voting instructions must be received by Computershare no later than **11:59 p.m. Eastern time on May 17, 2016.** You must specifically mark your instructions on this voting instruction card. Items left blank will not be considered instructions to the 401(k) Plan Stock Fund Trustees.

The Board of Directors of the Company recommends a vote "FOR" the named nominees and "FOR" Proposals 2, 3 and 4.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

+